Share based payments	6 Months Ended
Jun. 30, 2020
Share based payments
Share based payments

9.Share‑based payments

On April 14 and June 25, 2020, the Company granted a total of 692,790 stock options to certain of its employees, Board members and consultants. Below is an overview of the parameters used in relation to the new grant during 2020:

Stock options granted in	April 2020	June 2020 (1)
Number of options granted		142,700	550,090
Average fair value of options (in EUR)		€62,31 - 120,63	€87,96 - 90,74
Share price (in EUR)		€126,50 - 205,60	€203.8
Exercise price (in EUR)		€119.53	€196.15
Expected volatility	%	44,44 - 64,77%	45,09 - 45,34
Average expected option life (in years)		4 - 6,68	6,15 - 6,68
Risk‑free interest rate	%	(0,32) - (0,18)%	(0,31) - (0,29)
Expected dividends		—	—

(1)

The beneficiary can choose between a contractual term of five or ten years. This estimate will be reassessed once the acceptance period of 60 days has passed and the beneficiaries will have made a choice between a contractual term of five or ten years. The total fair value of these grant would range from €39.6 million to €49.0 million.

The total share‑based payment expense recognized in the unaudited condensed consolidated statement of profit and loss and other comprehensive income totaled €35.8 million for the six months ended June 30, 2020 compared to €17.2 million for the six months ended June 30, 2019.